NUMBER
PTEK-00001

PokerTek

SHARES

INCORPORATED UNDER THE LAWS OF
THE STATE OF NORTH CAROLINA

PokerTek, Inc.

CUSIP 730864 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

PokerTek, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

DATED

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

By

AUTHORIZED SIGNATURE

PokerTek, Inc.

THE CORPORATION WILL FURNISH IN WRITING WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

UNIF TRF MIN ACT– ______________ Custodian (until age ______)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________ OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY
(NUMBER OF SHARES)

CONSTITUTE AND APPOINT ______________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________ 20 ______

X ______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

____

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PARTICIPATING IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE GUARANTEE PROGRAM.

X ______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.